                                                                    Exhibit 4.01

NUMBER                                                                    SHARES
KEY

                                  [KEYNOTE LOGO]

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS
  THE STATE OF CALIFORNIA            RELATING TO RIGHTS PREFERENCES, PRIVILEGES
                                              AND RESTRICTIONS, IF ANY

This Certifies that                                            CUSIP 493308 10 0



is the record holder of

               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                            PAR VALUE $0.001 PER SHARE OF

                                KEYNOTE SYSTEMS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                 [corporate seal]



     /s/ John Flavio                                  /s/ Umang Gupta
        SECRETARY                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)
               TRANSFER AGENT AND REGISTRAR

BY


               AUTHORIZED SIGNATURE


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                              KEYNOTE SYSTEMS, INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders hereof as established, from time to time, by the Articles of Incorporation of the Corporation or by any certificate of determination of preferences, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon request and without charge from the Secretary of the Corporation at the corporation headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM   --   as tenants in common
TEN ENT   --   as tenants by the entireties
JT TEN    --   as joint tenants with right
               of survivorship and not as
               tenants in common



UNIF GIFT MIN ACT   --   ______________ Custodian _____________
                              (Cust)                 (Minor)
                         under Uniform Gifts to Minors
                         Act ________________________________
                                       (State)


UNIF TRF MIN ACT    --   _________ Custodian (until age _________)
                           (Cust)
                         ________________ under Uniform Transfers
                             (Minor)
                         to Minors and __________________________
                                            (State)


   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

/                                       /
/                                       /

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                       X ______________________________________

                                       X ______________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
____________________________________________________
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.